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                                                                    EXHIBIT 10.2

                      SCHEDULE OF CERTAIN OFFICERS WHO ARE
                        PARTIES TO EMPLOYMENT AGREEMENTS



         Charles J. Bechtel
         David Bucci
         James L. M. Chen
         Warren W. Dettinger
         Reinoud G. J. Drenth
         Charles E. Ducey, Jr.
         Donald E. Eagon, Jr.
         Jack E. Finefrock
         Charee Francis-Vogelsang
         Bartholomew J. Frazzitta
         Gregory T. Geswein
         Michael J. Hillock
         Larry D. Ingram
         Dennis M. Moriarty
         Walden W. O'Dell
         Anthony J. Rusciano
         Charles B. Scheurer
         Ernesto R. Unanue
         Wesley B. Vance
         Robert J. Warren




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